Exhibit 99.2

Delta has updated its cost outlook using the non - fuel CASM framework introduced at Capital Markets D Additional Metrics for Financial Modeling – 1Q 2023 & FY 2023 Supplemental Information January 13, 2023 March Quarter 2023 FY 2023 ASMs ~62B ~278.5B vs. 2019 (1%) +1% CASM - Ex 1 13.64¢ – 13.77¢ 12.36¢ – 12.61¢ Year - over - Year +3% – 4% (2%) – (4%) Fuel Price 1,2 ($/gal) $3.05 – $3.25 $3.00 – $3.20 (1) Non - GAAP measure, see Note below (2) Fuel price guidance includes $0.15 per gallon refinery contribution for March quarter 2023 Note : Delta’s 2023 CASM - Ex guidance metrics provided above include all expected labor cost increases . The estimated impact of the proposed agreement with Delta’s pilots, which remains subject to approval, is estimated at a 3 - point impact on year - over - year CASM - Ex for each quarter of the year . Under the proposed agreement, pay rates would be retroactive to January 1 if ratified by March 1 . Excluding the impact from the proposed agreement, this cost outlook is consistent with the guidance for 2023 CASM - Ex to decline by 5 % to 7 % year - over - year provided at Delta’s Financial Outlook and Strategic Update on December 14 . Including the 3 - point impact from the proposed agreement, Delta expects 2023 CASM - Ex to decline 2 % to 4 % year - over - year .

Forward Looking Statements

Statements made in this presentation that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections, goals, aspirations, commitments or strategies for the future, should be considered "forward-looking statements" under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees or promised outcomes and should not be construed as such. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections, goals, aspirations, commitments and strategies reflected in or suggested by the forward-looking statements. These risks and uncertainties include, but are not limited to, the material adverse effect that the COVID-19 pandemic has had on our business; the impact of incurring significant debt in response to the pandemic; failure to comply with the financial and other covenants in our financing agreements; the possible effects of accidents involving our aircraft or aircraft of our airline partners; breaches or lapses in the security of technology systems on which we rely and of the data stored within them, as well as compliance with ever-evolving global privacy and security regulatory obligations; disruptions in our information technology infrastructure; our dependence on technology in our operations; our commercial relationships with airlines in other parts of the world and the investments we have in certain of those airlines; the effects of a significant disruption in the operations or performance of third parties on which we rely; failure to realize the full value of intangible or long-lived assets; labor issues; the effects of weather, natural disasters and seasonality on our business; changes in the cost of aircraft fuel; extended disruptions in the supply of aircraft fuel, including from Monroe Energy, LLC ("Monroe"), a wholly owned subsidiary of Delta; failure or inability of insurance to cover a significant liability at Monroe's Trainer refinery; failure to comply with existing and future environmental regulations to which Monroe's refinery operations are subject, including costs related to compliance with renewable fuel standard regulations; our ability to retain senior management and other key employees, and to maintain our company culture; significant damage to our reputation and brand, including from exposure to significant adverse publicity or inability to achieve certain sustainability goals; the effects of terrorist attacks, geopolitical conflict or security events; competitive conditions in the airline industry; extended interruptions or disruptions in service at major airports at which we operate or significant problems associated with types of aircraft or engines we operate; the effects of extensive government regulation we are subject to; the impact of environmental regulation, including but not limited to increased regulation to reduce emissions and other risks associated with climate change, and the cost of compliance with more stringent environmental regulations; and unfavorable economic or political conditions in the markets in which we operate or volatility in currency exchange rates.

Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022. Caution should be taken not to place undue reliance on our forward-looking statements, which represent our views only as of the date of this presentation, and which we undertake no obligation to update except to the extent required by law.

Non-GAAP Reconciliations

Delta sometimes uses information ("non-GAAP financial measures") that is derived from the Consolidated Financial Statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. ("GAAP"). Under the U.S. Securities and Exchange Commission rules, non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. Delta is not able to reconcile forward looking non-GAAP financial measures without unreasonable effort because the adjusting items will not be known until the end of the period and could be significant.

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